SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2020

iQSTEL Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 10, 2020, we entered into a Termination and Mutual Release Agreement (the “Agreement”) with BHP Capital NY Inc. (“BHP”), to settle a convertible promissory note (the “Note”), dated June 27, 2019, issued to BHP with a principal amount of $38,500 and a warrant to purchase 14,000 shares common stock (the “Warrant”), dated February 22, 2019, also issued to BHP. The investment was made under a Securities Purchase Agreement (the “Purchase Agreement”), dated June 27, 2019.

On July 24, 2020, we amended the Agreement with BHP (the “Amendment”), wherein we provided to BHP a true up adjustment in the event our common stock falls below $0.11 per share.

Under the Agreement and Amendment, we and BHP agreed to terminate the Purchase Agreement, the Note and the Warrant and all rights, obligations and duties created thereunder. In exchange, we agreed to issue to BHP 708,824 shares of our common stock.  We have already issued 200,000 of the total shares, and the balance shall be paid in two tranches, one within 30 days of executing the Agreement, and the rest within 60 days of executing the Agreement.

The foregoing description of the Agreement and Amendment, and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement and Amendment, which are included in this Current Report as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

On July 22, 2020, we entered into an Exchange Agreement with Jefferson Street Capital LLC, whereby we agreed to exchange a February 22, 2019 Common Stock Purchase Warrant and June 27, 2019 Convertible Promissory Note in the principal amount of $35,000 into a total of 650,000 shares of our common stock.

The foregoing description of the Exchange Agreement, and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Exchange Agreement, which is included in this Current Report as Exhibit 10.3, and are incorporated herein by reference

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
10.1	Termination and Mutual Release Agreement, dated June 10, 2020
10.2	Amendment to Termination and Mutual Release Agreement, dated July 24, 2020
10.3	Exchange Agreement, dated July 22, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias

Leandro Iglesias

Chief Executive Officer

Date July 31, 2020